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                                                                   Exhibit 10.12

                           CLARIFICATION TO AGREEMENT

         THIS CLARIFICATION TO AGREEMENT (this "Clarification") is made effective as of the 9th day of June, 1999 by and between AmeriVision Communications, Inc., an Oklahoma corporation (the "Buyer"), and VisionQuest Marketing Services, Inc., an Oklahoma corporation (the "Seller").

                                    RECITALS

         Seller and Buyer are parties to the January 1, 1999 Agreement (the "Agreement") relating to, among other things, the purchase and sale of the Tahlequah Center, as defined in the Agreement. Seller and Buyer wish to clarify the intent of certain provisions of the Agreement as set forth herein. Capitalized terms used herein but not defined shall have the meanings set forth in the Agreement.

                                    AGREEMENT

         NOW, THEREFORE, taking the foregoing into account, and in consideration of the mutual covenants and agreements set forth herein, the parties, intending to be legally bound, hereby agree as follows:

         1. Clarification to Section 1.9. Section 1.9 of the Agreement is hereby deleted and replaced in its entirety with the following:

                  "1.9 Call Option. At any time during the period commencing on the date eleven (11) months following the Closing Date and ending on December 31, 1999 the Seller may by written notice to the Buyer exercise an option (the "Call Option") to reacquire the Call Assets (as defined below) in consideration of one dollar ($1.00). In connection with any such exercise of the Call Option, at the closing (the "Call Option Closing Date"): (a) Buyer shall transfer and sell to Seller Buyer's interest, if any, in certain equipment separately described and used at the Tahlequah Center (the "Call Assets"), (b) Buyer shall, at its sole expense, ship the Call Assets to a location within the state of Oklahoma selected by Seller, and (c) Buyer shall execute and deliver a bill of sale and other documents of transfer with respect to the Call Assets substantially in the form delivered by the Seller on the Closing Date. Notwithstanding anything to the contrary in this Section 1.9, (x) Buyer makes no representations or warranties as to its title, if any, in and to the Call Assets, and (y), the Call Assets shall not include: the four management and supervisor work stations and any software on such workstations; telephones (including phones at workstations purchased by



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         Buyer); cabling, T1, voice and data lines; electrical wiring; facsimile machines; copiers; furniture; lamps; general office supplies and equipment; fixtures; lease or other contract rights; employees or employment agreements (whether written or otherwise); and in any event Seller shall not be required to assume any obligations by reacquiring the Call Assets. The Call Option Closing Date shall unless otherwise agreed by the parties be the date ten (10) days after delivery of the notice of exercise of the Call Option."

         2. Counterparts. This Clarification may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]


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                         SIGNATURE PAGE TO CLARIFICATION

         IN WITNESS WHEREOF, the parties have duly executed this Clarification as of the date first written above.

BUYER:                                  AMERIVISION COMMUNICATIONS, INC.


                                        By: /s/ Stephen D. Halliday
                                            ----------------------------------
                                            Name:    Stephen D. Halliday
                                            Title:   President/CEO

                                        Address:
                                            5900 Mosteller Drive
                                            Suite 1850
                                            Oklahoma City, OK 73112


SELLER:                                 VISIONQUEST MARKETING SERVICES, INC.


                                        By: /s/ Shawn Rohrer
                                            ----------------------------------
                                            Name:    Shawn Rohrer
                                            Title:   President/CEO

                                        Address:
                                            5600 North May Avenue
                                            Suite 350
                                            Oklahoma City, OK 73104